UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 24, 2008

NIVS IntelliMedia Technology Group, Inc.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 24, 2008, Kempisty & Company Certified Public Accountants, P.C. (“Kempisty”), the independent registered public accounting firm of NIVS IntelliMedia Technology Group, Inc., a Delaware corporation (the “Company”), informed the Company, and the management, the Audit Committee, and the Board of Directors of the Company concluded, that the Company’s previously issued financial statements

(i)
as of and for the years ended 2007, 2006 and 2005, as included in (a) the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 30, 2008 (the “July 30, 2008 Form 8-K”), (b) the Registration Statement on Form S-1 filed with the Commission on August 13, 2008 (the “August 13, 2008 Form S-1”), (c) the Registration Statement on Form S-1/A filed with the Commission on October 10, 2008 (the “October 10, 2008 Form S-1/A”), (d) the Registration Statement on Form S-1/A filed with the Commission on October 28, 2008 (the “October 28, 2008 Form S-1/A”), (e) the Registration Statement on Form S-1/A filed with the Commission on December 5, 2008 (the “December 5, 2008 Form S-1/A”);

(ii)
as of and for the six months ended June 30, 2008 and 2007, as included in the Quarterly Report on Form 10-Q filed with the Commission on August 19, 2008 (the “August 19, 2008 Form 10-Q”), October 10, 2008 Form S-1/A, and October 28, 2008 Form S-1/A; and

(iii)
as of and for the nine months ended September 30, 2008 and 2007, as included in the December 5, 2008 Form S-1/A and the Quarterly Report on Form 10-Q filed with the Commission on December 4, 2008 (the “December 4, 2008 Form 10-Q”, and collectively, with the July 30, 2008 Form 8-K, August 13, 2008 Form S-1, August 19, 2008 Form 10-Q, October 10, 2008 Form S-1/A, October 28, 2008 Form S-1/A, and December 5, 2008 Form S-1/A, the “Filings”)

should not be relied upon due to a misclassification for “Due from related parties,” resulting in an overstatement of the Company’s assets and shareholders’ equity for those periods and that the Company should restate the financial statements described above (the “Restatement”) and file an amendment to each of the Filings.

The Company misclassified the “Due from related parties” in the financial statements presented in the Filings. After receipt of the notice, the Company’s Audit Committee, Board of Directors and management conducted a review of the Company’s accounting treatment of the matters relating to the Restatement and it was concluded that there was an error resulting from the misclassification of “Due from related parties,” whereby, the Company recorded the related party receivable as an asset instead of as a deduction from stockholders’ equity for the periods referenced above. The Board of Directors and authorized officers of the Company discussed this matter and conclusion with Kempisty and it was concluded that the Company's previously issued financial statements described above could not be relied upon and needed to be restated. The Company has completed the Restatement with respect to the financial statements as previously issued in the Filings and intends to amend the Filings in the near future to reflect the following:

Consolidated Balance Sheets

	As of December 31, 2007		As of December 31, 2006		As of September 30, 2008		As of June 30, 2008
	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated
Assets
Due from related parties	$2,213,370	$-	$7,015,018	$-	$7,619,895	$-	$7,666,916	$-
Minority interest	638,844	620,131	294,208	288,654	1,040,001	1,033,786	856,090	829,894
Shareholders’ Equity
Additional paid-in capital	7,245	755,803	7,245	229,375	12,205,681	12,454,299	-	1,047,891
Retained earnings	16,179,908	15,450,063	7,956,825	7,740,249	26,740,646	26,498,243	22,817,185	21,795,490
Due from related parties	-	(2,213,370)	-	(7,015,018)	-	(7,619,895)	-	(7,666,916)

Consolidated Statements of Operations

	For the year ended December 31, 2007		For the year ended December 31, 2006		For the year ended December 31, 2005		For the quarter ended September 30, 2008		For the quarter ended June 30, 2008
	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated

Imputed interest	$-	$526,428	$-	$125,024	$-	$97,106	$446,953	$446,953	$-	$299,333

Minority interest	$230,729	$217,569	$137,915	$134,789	$58,548	$56,121	$363,328	$363,328	$171,038	$163,555

Basic and diluted earnings per share	0.33	0..31	0.19	0.19	0.08	0.07	0.37	0.37	N/A	N/A

Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income

	For the year ended December 31, 2007		For the year ended December 31, 2006		For the year ended December 31, 2005		For the quarter ended September 30,2008		For the quarter ended June 30,2008
	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated

Additional Paid-in Capital	$7,245	$755,803	$7,245	$229,375	$7,245	$104,351	$12,205,681	$12,454,299	$-	$1,047,891

Retained Earnings (unrestricted)	16,179,908	15,450,063	7,956,825	7,740,249	3,154,701	3,060,022	26,740,646	26,498,243	26,817,185	21,795,490

Due from related parties	-	(2,213,370)	-	(7,015,018)	-	(855,684)	-	(7,619,895)	-	(7,666,916)

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Letter acknowledging Form 8-K disclosures included in Item 4.02 regarding non-reliance on and restatement of the Company’s financial statements, dated January 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: January 9, 2009	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter acknowledging Form 8-K disclosures included in Item 4.02 regarding non-reliance on and restatement of the Company’s financial statements, dated January 9, 2009.